EXHIBIT 99.5

CONSENT LETTER

To,

Calpian Inc.

We have issued our reports dated 5th September 2012 with respect to the financial statements of Digital Payments Processing Limited and My Mobile Payments Limited as at March 31, 2012 and for the period ended on that date and hereby consent to the inclusion of such reports in the Current Report of Calpian, Inc. on Form 8-K/A to be filed with the United States Securities and Exchange Commission.

For Chaturvedi & Shah

Chartered Accountants

Firm Registration No.101720W

/s/ Jignesh Mehta

Jignesh Mehta

Partner

Membership No.102749

Mumbai, India

29th  November, 2012

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